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                 Rule 10f-3 Acquisition of Securities from an Affiliate - April 1, 2002 through June 30, 2002
                                                             DeAM
                                                        MICROCAP FUND
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                                            Security Purchased            Comparison Security         Comparison Security
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Issuer                                         ALTIRIS, INC.                 NETFLIX, INC.            COMMERCE ONE, INC.
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Underwriters                        CS First Boston, Deutsche Bank,   Merrill, Thomas Weisel, US CS First Boston, DLJ , US
                                    UBS Warburg, DA Davidson, AG      Bancorp Piper Jaffray,     Bancorp Piper Jaffray,
                                    Edwards, Invemed,  Investec PMG   Allen & Co. SG Cowen,      BancBoston Robertson
                                    Capital, Janney Montgomery Scott, Utendahl Capital Partners  Stephens, AG Edwards,
                                    Pacific Crest, Prudential, RBC                               Invemed, Moors & Cabot,
                                    Dain Rauscher, Sanders Morris                                Charles Schwab, SoundView
                                    Harris, SoundView Technology                                 Technology
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
Years of continuous operation,                                      >3                         >3                           >3
including predecessors
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Security                                                          ATRS                       NFLX                         CMRC
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Is the affiliate a manager or                                  co-lead                        n/a                          n/a
co-manager?
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Underwriter or dealer from which                       CS First Boston                        n/a                          n/a
purchased
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Firm commitment?                                                   Yes                        Yes                          Yes
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Trade date/Date of Offering                                  5/22/2002                  5/22/2002                     5/5/1999
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Total dollar amount of offering      $ -                               $ -                        $ -
sold to QIBs
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Total dollar amount of any           $      50,000,000.00              $   82,500,000             $   69,300,000
concurrent public offering
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Total                                $      50,000,000.00              $   82,500,000             $   69,300,000
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Public offering price                $    10.00                        $    15.00                 $    21.00
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Price paid if other than public                                    n/a                        n/a                          n/a
offering price
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Realized Gain/Loss on the Sale of                      $3,258 (-9.87%)                        n/a                          n/a
the Security
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Underwriting spread or commission                            $.70 (7%)                 $1.05 (7%)                   $1.47 (7%)
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Shares purchased                                                 3,300                        n/a                          n/a
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$ amount of purchase                                   $     33,000.00                        n/a                          n/a
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% of offering purchased by fund                                 0.066%                        n/a                          n/a
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% of offering purchased by                                      0.368%                        n/a                          n/a
associated funds*
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Total (must be less than 25%)                                   0.434%                        n/a                          n/a
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                 Rule 10f-3 Acquisition of Securities from an Affiliate - April 1, 2002 through June 30, 2002
                                                             DeAM
                                                        MICROCAP FUND
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                                            Security Purchased              Comparison Security         Comparison Security
-
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Issuer                                AMERICAN MEDICAL SECURITY GROUP        SRA INTERNATIONAL          CROSS COUNTRY, INC.
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Underwriters                         CIBC World Mkts, Robert W.       Salomon, UBS, Legg Mason,      Merrill, Salomon, BofA,
                                     Baird, Stifel Nicolaus, BofA,    Raymond James, Adams Harkness  SunTrust Capital
                                     Deutsche Bank, SG Cowen, UBS,    & Hill, BB&T Capital Mkts,     Markets, CIBC World
                                     Cochran Caronia, Emerging Growth Friedman Billings Ramsey       Markets
                                     Equities,  Friedman Billings
                                     Ramsey, Fulcrum Global Partners,
                                     Gilford Sec., Leerink Swan & Co.
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Years of continuous operation,                                      >3                             >3                       >3
including predecessors
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Security                                                           AMZ                            SRX                     CCRN
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Is the affiliate a manager or                                       No                             No                      n/a
co-manager?
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Name of underwriter or dealer from                  CIBC World Markets                            n/a                      n/a
which purchased
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Firm commitment?                                                   Yes                            Yes                      Yes
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Trade date/Date of Offering                                  5/29/2002                      5/23/2002               10/24/2001
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Total dollar amount of offering sold  $ -                                                         $ -                      $ -
to QIBs
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Total dollar amount of any            $      46,980,000.00             $   90,000,000                 $ 132,812,500
concurrent public offering
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Total                                 $      46,980,000.00             $   90,000,000                 $ 132,812,500
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Public offering price                 $    18.00                       $    18.00                     $    17.00
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Price paid if other than public                                    n/a                            n/a                      n/a
offering price
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Unrealized gain/loss at 6/30/02                      $306,539 (37.67%)                            n/a                      n/a
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Underwriting spread or commission                        $1.06 (5.89%)                     $1.26 (7%)               $1.19 (7%)
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Shares purchased                          45,200                                                  n/a                      n/a
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$ amount of purchase                  $   813,600.00                                              n/a                      n/a
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% of offering purchased by fund                                 1.732%                            n/a                      n/a
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% of offering purchased by                                      0.000%                            n/a                      n/a
associated funds*
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Total (must be less than 25%)                                   1.732%                            n/a                      n/a
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